POWER OF ATTORNEY

         The undersigned Trustees and Officers of Whitehall Funds Trust (the "Trust") hereby appoint Joseph E. Breslin as attorney-in-fact and agent, in all capacities, to execute and to file any and all amendments to the Trust's Registration Statement on Form N-1A under the Investment Company Act of 1940, as amended, covering the registration of the Trust as an investment company and the sale of shares of the series of the Trust, including all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, including applications for exemptive order rulings. The undersigned grant to said attorney full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he could do if personally present, thereby ratifying all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

         The undersigned Trustees and Officers hereby execute this Power of Attorney as of this 25th day of October, 2001.

NAME                                                      TITLE


/S/ GEORGE H. STEWART                             Chairman, Board of Trustees
--------------------------------------------
George H. Stewart

/S/ ROBERT H. DUNKER                                      Trustee
--------------------------------------------
Robert H. Dunker

/S/ PIERRE DE ST. PHALLE                                  Trustee
--------------------------------------------
Pierre de St. Phalle

/S/ JEFFERY H. BOYD                                       Trustee
--------------------------------------------
Jeffery H. Boyd

/S/ SUSAN V. MACHTIGER                                    Trustee
--------------------------------------------
Susan V. Machtiger

/S/ TRACY L. NIXON                                        Trustee
--------------------------------------------
Tracy L. Nixon

/S/ PETER L. KIRBY                                        Treasurer
--------------------------------------------
Peter L. Kirby